UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02871

lord abbett developing growth fund, inc.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 7/31

Date of reporting period: 7/31/2021

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Developing Growth Fund

For the fiscal year ended July 31, 2021

Table of Contents

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

12	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

20	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Basic Information About Management

Lord Abbett Developing Growth Fund
Annual Report

For the fiscal year ended July 31, 2021

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Developing Growth Fund for the fiscal year ended July 31, 2021. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended July 31, 2021, the Fund returned 42.08%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2000® Growth Index,1 which returned 41.00% over the same period.

The trailing twelve-month period was primarily a story of the dramatic economic and market recovery that occurred within the U.S., despite the persistent presence of the novel Coronavirus. In July 2020, the number of new daily cases of COVID-19 reported in the U.S. reached a record level, as infection rates and deaths, unfortunately, increased. However, risk assets continued their recovery, on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization, and massive monetary and fiscal policy globally. In September, market sentiment soured amid political volatility related to the U.S. Supreme Court vacancy, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite the volatility in the fall, markets rallied in the month of November with the Dow Jones Industrial Average®3 having its best month since 1987. The rally was largely attributed to the conclusion of the U.S.

Presidential election and positive vaccine news. Pfizer and BioNTech announced in November that an initial analysis of a late-stage study showed that their vaccine was over 90% effective. Follow up data concluded that the efficacy rate for the vaccine was 95%. Following Pfizer and BioNTech’s announcement, Moderna announced that its COVID-19 vaccine was 94.5% effective and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. These positive vaccine developments helped bolster optimism about the economy reopening which drove a rotation from growth and momentum stocks to value and cyclical stocks. This rotation continued in 2021 where value outperformed growth during the first quarter by the largest margin in two decades.

The spread of the Delta variant of Covid-19 dominated the headlines towards the end of the period as the U.S. case count progressed to over 100,000 a day at the end of July for the first time since February. However, economists and strategists were sanguine about the global recovery and market risks given vaccine efficacy, high vaccination rates in the most vulnerable populations, higher natural immunity, reluctance to impose new restrictions, and broader fatigue surrounding social distancing and other behavioral changes.

The S&P 500®2 reported growth in earnings of 52% during the first quarter of 2021, which was the highest year-over-year growth since 1Q 2010. Second quarter earnings reported in July were even stronger, with the blended growth rate for the S&P 500 at ~85% (with ~60% of the index having reported), on track for the best performance since Q4 2009. Earnings and revenue beat rates were both running at a record level of 88% at the end of July. In aggregate, companies were reporting earnings 17.2% ahead of consensus, the fourth highest on record, and revenues 4.5% ahead of consensus, the highest on record. Companies from a wide range of industries highlighted a strong demand backdrop on their conference calls in July Top-line strength kept the focus on elevated operating leverage though supply constraints, input price pressures and labor shortages also dominated the narrative.

Security selection within the health care and information technology sectors were the largest contributors to relative performance. Within the health care sector, Immunomedics, Inc., a developer and manufacturer of biopharmaceutical products, contributed to relative performance as Gilead Sciences, Inc. announced it would acquire the company for a large premium. Natera, Inc., a medical diagnostics company focused on genetic testing services, was also a major contributor during the period. Natera executed well during the period and expanded its reach, as the company’s Signatera Molecular residual disease test proved to be effective at detecting lingering cancer cells.

Within the information technology sector, the Fund’s holding of Endava Inc., an IT services provider, contributed. Endava exhibited strong operating and price momentum as it displayed a faster than expected acceleration in growth, driven in part, by a demand recovery for digital transformation services.

Security selection within the consumer discretionary sector detracted from relative performance during the period. The Fund’s position in shares of Overstock.com, Inc., a provider of electronic payment and transaction processing solutions, detracted from relative performance. Despite reporting strong third quarter of 2020 results, the company’s positive results were offset by investors’ concerns of continued rising COVID-19 cases, uncertainty around U.S. fiscal stimulus, and to a lesser extent, shipping constraints due to the upcoming holiday season. Another detractor from relative performance was the Fund’s position in Stamps.com, Inc., a provider of internet-based mailing and shipping solutions. Stamps’ share price declined as management described fourth quarter trends-to-date as moderating.

The Fund’s position in Sunrun, Inc., an installer and developer of residential solar systems, detracted from relative performance during the period, as the market rotated out of growth and into more cyclical companies due to expectations of rising interest rates and inflation. The company was also impacted by lingering supply constraints within its industry.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1     The Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

2     The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3     The Dow Jones Industrial Average® Index is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of July 31, 2021. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended July 31, 2021

	1 Year	5 Years	10 Years	Life of Class
Class A3	33.92%	24.19%	15.77%	–
Class C4	40.07%	24.71%	15.62%	–
Class F5	42.37%	25.87%	16.67%	–
Class F3[6]	42.62%	–	–	29.04%
Class I5	42.45%	25.99%	16.79%	–
Class P5	41.83%	25.52%	16.40%	–
Class R2[5]	41.66%	25.25%	16.09%	–
Class R3[5]	41.76%	25.36%	16.21%	–
Class R4[7]	42.16%	25.68%	–	16.79%
Class R5[7]	42.50%	25.99%	–	17.09%
Class R6[7]	42.62%	26.11%	–	17.21%

1     Reflects the deduction of the maximum initial sales charge of 5.75%.

2     Performance of the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3     Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended July 31, 2021, is calculated using the SEC-required uniform method to compute such return.

4     The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5     Performance is at net asset value.

6     Commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

7     Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 through July 31, 2021).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 2/1/21 – 7/31/21” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			2/1/21 -
	2/1/21	7/31/21	7/31/21
Class A
Actual	$1,000.00	$ 984.00	$4.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.03	$4.81
Class C
Actual	$1,000.00	$ 980.00	$8.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.31	$8.55
Class F
Actual	$1,000.00	$ 984.80	$3.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.78	$4.06
Class F3
Actual	$1,000.00	$ 985.90	$2.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.87	$2.96
Class I
Actual	$1,000.00	$ 985.20	$3.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.56
Class P
Actual	$1,000.00	$ 982.90	$5.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.04	$5.81
Class R2
Actual	$1,000.00	$ 982.40	$6.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.51
Class R3
Actual	$1,000.00	$ 982.60	$5.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.79	$6.06
Class R4
Actual	$1,000.00	$ 984.00	$4.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.03	$4.81
Class R5
Actual	$1,000.00	$ 985.20	$3.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.56
Class R6
Actual	$1,000.00	$ 985.90	$2.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.87	$2.96

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.96% for Class A, 1.71% for Class C, 0.81% for Class F, 0.59% for Class F3, 0.71% for Class I, 1.16% for Class P, 1.30% for Class R2, 1.21% for Class R3, 0.96% for Class R4, 0.71% for Class R5 and 0.59% for Class R6) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

July 31, 2021

Sector*	%**
Communication Services	2.81%
Consumer Discretionary	21.50%
Consumer Staples	1.55%
Financials	5.40%
Health Care	24.88%
Industrials	12.45%
Information Technology	26.33%
Materials	2.48%
Money Market Fund(a)	1.23%
Time Deposit(a)	0.14%
Repurchase Agreements	1.23%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.

Schedule of Investments

July 31, 2021

Investments	Shares	Fair Value (000)
COMMON STOCKS 97.78%

Aerospace & Defense 2.64%
Axon Enterprise, Inc.*	580,998	$108,077
CAE, Inc. (Canada)*(a)	779,148	23,788
Total		131,865

Auto Components 1.30%
Fox Factory Holding Corp.*	401,039	64,784

Banks 2.37%
Silvergate Capital Corp. Class A*	556,889	57,248
Western Alliance Bancorp	656,652	60,951
Total		118,199

Beverages 0.96%
Celsius Holdings, Inc.*	339,831	23,323
Duckhorn Portfolio, Inc. (The)*(b)	1,124,728	24,710
Total		48,033

Biotechnology 12.93%
Acceleron Pharma, Inc.*	399,742	49,992
Arena Pharmaceuticals, Inc.*	572,115	35,391
Blueprint Medicines Corp.*	385,872	33,907
Bridgebio Pharma, Inc.*	729,733	39,004
CareDx, Inc.*	814,642	68,463
Curis, Inc.*	2,198,581	16,687
Intellia Therapeutics, Inc.*	459,179	65,135
Karuna Therapeutics, Inc.*	200,200	22,867
Krystal Biotech, Inc.*	712,466	41,636
Mirati Therapeutics, Inc.*	291,361	46,635
Natera, Inc.*	768,594	88,019
Protagonist Therapeutics, Inc.*	73,632	3,640
Rocket Pharmaceuticals, Inc.*	1,025,763	36,743
SpringWorks Therapeutics, Inc.*	56,992	4,884
TG Therapeutics, Inc.*	1,244,978	43,562
Turning Point Therapeutics, Inc.*	344,346	21,976
Investments	Shares	Fair Value (000)
Biotechnology (continued)
Ultragenyx Pharmaceutical, Inc.*	326,045	$26,028
Total		644,569

Building Products 1.61%
AZEK Co., Inc. (The)*	1,204,029	43,791
Trex Co., Inc.*	375,132	36,425
Total		80,216

Capital Markets 2.28%
Evercore, Inc. Class A	453,959	60,013
Open Lending Corp. Class A*	1,409,155	53,548
Total		113,561

Chemicals 1.83%
Amyris, Inc.*	2,993,274	43,642
Balchem Corp.	352,616	47,564
Total		91,206

Communications Equipment 1.71%
Calix, Inc.*	1,821,262	85,199

Construction Materials 0.66%
Eagle Materials, Inc.	233,497	32,998

Diversified Consumer Services 0.19%
Duolingo, Inc.*	67,246	9,431

Electronic Equipment, Instruments & Components 1.10%
Littelfuse, Inc.	206,715	54,984

Entertainment 0.54%
Lions Gate Entertainment Corp. Class A*	1,789,341	26,894

Food Products 0.59%
Freshpet, Inc.*	200,333	29,339

Health Care Equipment & Supplies 8.58%
Axonics, Inc.*	1,472,405	100,050
Figs, Inc. Class A*	747,359	27,204
Inari Medical, Inc.*	664,678	59,681
Inmode Ltd. (Israel)*(a)	617,059	70,141

8	See Notes to Financial Statements.

Schedule of Investments (continued)

July 31, 2021

Investments	Shares	Fair Value (000)
Health Care Equipment & Supplies (continued)
Nevro Corp.*	202,129	$31,330
Ortho Clinical Diagnostics Holdings plc*	1,186,672	26,665
Shockwave Medical, Inc.*	461,155	83,930
SI-BONE, Inc.*	950,201	28,829
Total		427,830

Health Care Technology 1.69%
Doximity, Inc. Class A*(b)	17,647	1,092
Inspire Medical Systems, Inc.*	219,672	40,235
Phreesia, Inc.*	625,486	42,752
Total		84,079

Hotels, Restaurants & Leisure 1.82%
Marriott Vacations Worldwide Corp.*	338,249	49,848
Planet Fitness, Inc. Class A*	543,500	40,887
Total		90,735

Household Durables 6.12%
LGI Homes, Inc.*	639,616	109,310
Sonos, Inc.*	2,522,679	84,207
Tempur Sealy International, Inc.	1,902,662	82,328
Traeger, Inc.*	1,326,868	29,470
Total		305,315

Information Technology Services 6.99%
BigCommerce Holdings, Inc.*	758,112	49,095
Digitalocean Holdings, Inc.*(b)	510,531	26,293
Endava plc ADR*	793,576	102,070
Globant SA (Uruguay)*(a)	330,436	79,027
Shift4 Payments, Inc. Class A*	1,029,736	91,842
Total		348,327

Insurance 0.77%
Trupanion, Inc.*	335,423	38,580

Interactive Media & Services 2.28%
Bumble, Inc. Class A*(b)	1,641,021	83,495
Eventbrite, Inc. Class A*	1,699,525	30,201
Total		113,696
Investments	Shares	Fair Value (000)
Internet Software & Services 0.93%
Cardlytics, Inc.*	368,406	$46,404

Leisure Equipment & Products 1.23%
Callaway Golf Co.*	1,351,872	42,827
Latham Group, Inc.*	685,574	18,703
Total		61,530

Leisure Products 2.58%
Malibu Boats, Inc. Class A*	641,418	53,661
YETI Holdings, Inc.*	777,183	74,866
Total		128,527

Life Sciences Tools & Services 0.77%
Olink Holding AB ADR*	348,285	13,015
Quanterix Corp.*	479,335	25,477
Total		38,492

Machinery 6.01%
Altra Industrial Motion Corp.	854,547	53,563
Chart Industries, Inc.*	563,860	87,652
Evoqua Water Technologies Corp.*	1,292,749	42,674
Hydrofarm Holdings Group, Inc.*	687,385	33,916
RBC Bearings, Inc.*	121,249	28,494
Timken Co. (The)	473,477	37,641
Westport Fuel System, Inc. (Canada)*(a)	3,989,953	16,000
Total		299,940

Pharmaceuticals 1.02%
Intra-Cellular Therapies, Inc.*	1,477,958	50,738

Professional Services 1.03%
Upwork, Inc.*	992,701	51,412

Semiconductors & Semiconductor Equipment 6.61%
Brooks Automation, Inc.	914,108	81,365
CEVA, Inc.*	533,376	26,477
Diodes, Inc.*	853,574	69,993
MKS Instruments, Inc.	437,228	68,400

See Notes to Financial Statements.	9

Schedule of Investments (continued)

July 31, 2021

Investments	Shares	Fair Value (000)
Semiconductors & Semiconductor Equipment (continued)
Semtech Corp.*	764,862	$47,352
Silicon Motion Technology Corp. ADR	482,560	36,187
Total		329,774

Software 9.10%
Appian Corp.*(b)	315,461	36,729
Blackline, Inc.*	224,020	25,626
Cerence, Inc.*	305,143	32,806
Clear Secure, Inc. Class A*	311,118	15,378
Digital Turbine, Inc.*	798,789	50,284
Everbridge, Inc.*	202,083	28,538
Five9, Inc.*	126,013	25,365
Jamf Holding Corp.*	877,900	28,804
Lightspeed POS, Inc. (Canada)*(a)	393,256	33,635
Rapid7, Inc.*	716,718	81,527
Riskified Ltd. (Israel)*(a)	502,733	13,785
Sprinklr, Inc. Class A*(b)(c)	883,354	17,084
Sprout Social, Inc. Class A*	722,078	64,149
Total		453,710

Specialty Retail 4.56%
Leslie’s, Inc.*	929,848	22,642
National Vision Holdings, Inc.*	1,246,138	67,266
Petco Health & Wellness Co., Inc.*(b)	1,395,484	28,789
RH*	142,140	94,392
Torrid Holdings, Inc.*	622,176	14,528
Total		227,617

Textiles, Apparel & Luxury Goods 3.78%
Crocs, Inc.*	929,978	126,300
Deckers Outdoor Corp.*	151,281	62,154
Total		188,454
Investments	Shares	Fair Value (000)
Trading Companies & Distributors 1.20%
Rush Enterprises, Inc. Class A	1,274,751	$59,901
Total Common Stocks (cost $3,595,320,644)		4,876,339

	Principal Amount (000)
SHORT-TERM INVESTMENTS 2.61%

Repurchase Agreements 1.24%
Repurchase Agreement dated 7/30/2021, 0.00% due 8/2/2021 with Fixed Income Clearing Corp. collateralized by $62,979,200 of U.S. Treasury Note at 0.375% due 07/15/2024; value: $62,998,651; proceeds: $61,763,344 (cost $61,763,344)	$61,763	61,763

	Shares
Money Market Funds 1.23%
Fidelity Government Portfolio(d) (cost $61,561,146)	61,561,146	61,561

Time Deposits 0.14%
Citibank N.A.(d) (cost $6,840,128)	6,840,128	6,840
Total Short-Term Investments (cost $130,164,618)		130,164
Total Investments in Securities 100.39% (cost $3,725,485,262)		5,006,503
Other Assets and Liabilities – Net (0.39)%		(19,442)
Net Assets 100.00%		$4,987,061

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

July 31, 2021

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Affiliated issuer (holding represents 5% or more of the underlying issuer’s outstanding voting shares). Issuer not affiliated at year end. (See Note 11).
(d)	Security was purchased with the cash collateral from loaned securities.

The following is a summary of the inputs used as of July 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$4,876,339	$–	$–	$4,876,339
Short-Term Investments
Repurchase Agreements	–	61,763	–	61,763
Money Market Funds	61,561	–	–	61,561
Time Deposits	–	6,840	–	6,840
Total	$4,937,900	$68,603	$–	$5,006,503

(1)	Refer to Note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

July 31, 2021

ASSETS:
Investments in securities, at fair value including $59,006,967 of securities loaned (cost $3,725,485,262)	$5,006,503,233
Receivables:
Investment securities sold	110,465,851
Capital shares sold	5,349,751
Securities lending income receivable	19,387
Prepaid expenses and other assets	353,423
Total assets	5,122,691,645
LIABILITIES:
Payables:
Investment securities purchased	59,630,180
Capital shares reacquired	3,245,852
Management fee	2,144,176
12b-1 distribution plan	616,208
Directors’ fees	471,158
Fund administration	169,835
Payable for collateral due to broker for securities lending	68,401,274
Accrued expenses	951,988
Total liabilities	135,630,671
Commitments and contingent liabilities
NET ASSETS	$4,987,060,974
COMPOSITION OF NET ASSETS:
Paid-in capital	$3,284,111,512
Total distributable earnings (loss)	1,702,949,462
Net Assets	$4,987,060,974

12	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

July 31, 2021

Net assets by class:
Class A Shares	$1,297,752,728
Class C Shares	$57,889,346
Class F Shares	$899,774,458
Class F3 Shares	$638,776,527
Class I Shares	$953,103,645
Class P Shares	$26,085,782
Class R2 Shares	$2,872,935
Class R3 Shares	$112,015,191
Class R4 Shares	$16,458,133
Class R5 Shares	$28,199,953
Class R6 Shares	$954,132,276
Outstanding shares by class:
Class A Shares (1.12 billion shares of common stock authorized, $.001 par value)	41,388,372
Class C Shares (35 million shares of common stock authorized, $.001 par value)	3,570,563
Class F Shares (134.1 million shares of common stock authorized, $.001 par value)	26,771,856
Class F3 Shares (89.4 million shares of common stock authorized, $.001 par value)	15,799,217
Class I Shares (335.3 million shares of common stock authorized, $.001 par value)	23,802,020
Class P Shares (30 million shares of common stock authorized, $.001 par value)	887,829
Class R2 Shares (98.8 million shares of common stock authorized, $.001 par value)	100,986
Class R3 Shares (98.8 million shares of common stock authorized, $.001 par value)	3,802,894
Class R4 Shares (98.8 million shares of common stock authorized, $.001 par value)	525,146
Class R5 Shares (98.8 million shares of common stock authorized, $.001 par value)	704,255
Class R6 Shares (98.8 million shares of common stock authorized, $.001 par value)	23,600,604
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$31.36
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$33.27
Class C Shares-Net asset value	$16.21
Class F Shares-Net asset value	$33.61
Class F3 Shares-Net asset value	$40.43
Class I Shares-Net asset value	$40.04
Class P Shares-Net asset value	$29.38
Class R2 Shares-Net asset value	$28.45
Class R3 Shares-Net asset value	$29.46
Class R4 Shares-Net asset value	$31.34
Class R5 Shares-Net asset value	$40.04
Class R6 Shares-Net asset value	$40.43

See Notes to Financial Statements.	13

Statement of Operations

For the Year Ended July 31, 2021

Investment income:
Dividends	$4,988,130
Securities lending net income	1,860,633
Interest and other	4,394
Total investment income	6,853,157
Expenses:
Management fee	22,057,430
12b-1 distribution plan-Class A	2,919,570
12b-1 distribution plan-Class C	436,890
12b-1 distribution plan-Class F	820,263
12b-1 distribution plan-Class P	116,360
12b-1 distribution plan-Class R2	20,497
12b-1 distribution plan-Class R3	555,675
12b-1 distribution plan-Class R4	33,550
Shareholder servicing	3,386,277
Fund administration	1,744,594
Registration	599,896
Reports to shareholders	360,666
Directors’ fees	153,721
Professional	86,258
Custody	38,719
Other	163,029
Gross expenses	33,493,395
Expense reductions (See Note 8)	(3,000)
Fees waived and expenses reimbursed (See Note 3)	(38,719)
Net expenses	33,451,676
Net investment loss	(26,598,519)
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	583,816,779
Net realized gain (loss) on investments in affiliated issuers	531,553
Net change in unrealized appreciation/depreciation on investments	587,764,815
Net change in unrealized appreciation/depreciation on investments in affiliated issuers	2,950,402
Net realized and unrealized gain (loss)	1,175,063,549
Net Increase in Net Assets Resulting From Operations	$1,148,465,030

14	See Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	July 31, 2021	July 31, 2020
Operations:
Net investment loss	$(26,598,519)	$(11,823,040)
Net realized gain (loss) on investments and investments in affiliated issuers	584,348,332	331,996,531
Net change in unrealized appreciation/depreciation on investments and investments in affiliated issuers	590,715,217	2,700,989
Net increase in net assets resulting from operations	1,148,465,030	322,874,480
Distributions to shareholders:
Class A	(99,113,243)	(114,658,673)
Class C	(5,052,930)	(4,179,282)
Class F	(58,403,087)	(17,755,452)
Class F3	(28,375,327)	(476,152)
Class I	(59,022,691)	(117,432,735)
Class P	(2,558,320)	(3,744,986)
Class R2	(365,280)	(771,276)
Class R3	(10,623,404)	(17,648,373)
Class R4	(1,249,771)	(1,111,799)
Class R5	(931,151)	(356,352)
Class R6	(54,765,689)	(36,493,579)
Total distributions to shareholders	(320,460,893)	(314,628,659)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	2,740,484,768	956,839,859
Reinvestment of distributions	306,241,101	299,702,239
Cost of shares reacquired	(1,436,021,694)	(819,458,931)
Net increase in net assets resulting from capital share transactions	1,610,704,175	437,083,167
Net increase in net assets	2,438,708,312	445,328,988
NET ASSETS:
Beginning of year	$2,548,352,662	$2,103,023,674
End of year	$4,987,060,974	$2,548,352,662

See Notes to Financial Statements.	15

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain	Total from investment operations	Net realized gain
Class A
7/31/2021	$24.46	$(0.23)	$10.08	$9.85	$(2.95)
7/31/2020	26.30	(0.16)	2.81	2.65	(4.49)
7/31/2019	28.59	(0.18)	4.14	3.96	(6.25)
7/31/2018	20.61	(0.15)	8.13	7.98	–
7/31/2017	18.26	(0.07)	2.42	2.35	–
Class C
7/31/2021	13.89	(0.25)	5.52	5.27	(2.95)
7/31/2020	17.24	(0.19)	1.33	1.14	(4.49)
7/31/2019	21.30	(0.25)	2.44	2.19	(6.25)
7/31/2018	15.49	(0.24)	6.05	5.81	–
7/31/2017	13.82	(0.16)	1.83	1.67	–
Class F
7/31/2021	26.01	(0.21)	10.76	10.55	(2.95)
7/31/2020	27.61	(0.14)	3.03	2.89	(4.49)
7/31/2019	29.63	(0.15)	4.38	4.23	(6.25)
7/31/2018	21.32	(0.12)	8.43	8.31	–
7/31/2017	18.86	(0.05)	2.51	2.46	–
Class F3
7/31/2021	30.74	(0.17)	12.81	12.64	(2.95)
7/31/2020	31.66	(0.13)	3.70	3.57	(4.49)
7/31/2019	32.88	(0.11)	5.14	5.03	(6.25)
7/31/2018	23.62	(0.09)	9.35	9.26	–
4/4/2017 to 7/31/2017(c)	22.09	(0.04)	1.57	1.53	–
Class I
7/31/2021	30.50	(0.20)	12.69	12.49	(2.95)
7/31/2020	31.48	(0.13)	3.64	3.51	(4.49)
7/31/2019	32.76	(0.14)	5.11	4.97	(6.25)
7/31/2018	23.55	(0.10)	9.31	9.21	–
7/31/2017	20.81	(0.03)	2.77	2.74	–
Class P
7/31/2021	23.11	(0.27)	9.49	9.22	(2.95)
7/31/2020	25.18	(0.19)	2.61	2.42	(4.49)
7/31/2019	27.72	(0.22)	3.93	3.71	(6.25)
7/31/2018	19.99	(0.15)	7.88	7.73	–
7/31/2017	17.71	(0.07)	2.35	2.28	–

16	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$31.36	42.08		0.93		0.93		(0.77)		$1,297,753	102
24.46	15.24		0.93		0.93		(0.76)		765,172	122
26.30	22.26		0.94		0.94		(0.72)		708,935	88
28.59	38.72		0.93		0.93		(0.62)		686,002	90
20.61	12.87		0.97		0.97		(0.39)		628,782	134

16.21	41.07		1.68		1.68		(1.54)		57,889	102
13.89	14.30		1.68		1.68		(1.51)		16,876	122
17.24	21.38		1.69		1.69		(1.47)		21,394	88
21.30	37.51		1.69		1.69		(1.37)		26,175	90
15.49	12.08		1.72		1.72		(1.14)		44,838	134

33.61	42.37		0.78		0.78		(0.63)		899,774	102
26.01	15.37		0.78		0.78		(0.62)		348,248	122
27.61	22.43		0.79		0.79		(0.58)		116,807	88
29.63	38.98		0.79		0.79		(0.48)		100,650	90
21.32	13.04		0.82		0.82		(0.25)		111,360	134

40.43	42.62		0.59		0.59		(0.44)		638,777	102
30.74	15.61		0.59		0.59		(0.46)		130,387	122
31.66	22.64		0.60		0.60		(0.39)		3,321	88
32.88	39.25		0.59		0.59		(0.31)		2,941	90
23.62	6.93	(d)	0.60	(e)	0.60	(e)	(0.50	)(e)	431	134

40.04	42.45		0.68		0.68		(0.52)		953,104	102
30.50	15.50		0.69		0.69		(0.51)		593,675	122
31.48	22.56		0.69		0.69		(0.48)		853,159	88
32.76	39.11		0.69		0.69		(0.37)		824,588	90
23.55	13.17		0.72		0.72		(0.14)		787,341	134

29.38	41.83		1.13		1.13		(0.96)		26,086	102
23.11	14.97		1.14		1.14		(0.96)		20,793	122
25.18	22.02		1.14		1.14		(0.92)		22,082	88
27.72	38.67		0.97		0.97		(0.66)		22,591	90
19.99	12.94		0.97		0.97		(0.40)		22,629	134

See Notes to Financial Statements.	17

Financial Highlights (concluded)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain	Total from investment operations	Net realized gain
Class R2
7/31/2021	$22.48	$(0.30)	$9.22	$8.92	$(2.95)
7/31/2020	24.67	(0.22)	2.52	2.30	(4.49)
7/31/2019	27.33	(0.25)	3.84	3.59	(6.25)
7/31/2018	19.77	(0.23)	7.79	7.56	–
7/31/2017	17.58	(0.14)	2.33	2.19	–
Class R3
7/31/2021	23.17	(0.29)	9.53	9.24	(2.95)
7/31/2020	25.24	(0.20)	2.62	2.42	(4.49)
7/31/2019	27.79	(0.23)	3.93	3.70	(6.25)
7/31/2018	20.08	(0.20)	7.91	7.71	–
7/31/2017	17.83	(0.12)	2.37	2.25	–
Class R4
7/31/2021	24.45	(0.23)	10.07	9.84	(2.95)
7/31/2020	26.29	(0.16)	2.81	2.65	(4.49)
7/31/2019	28.59	(0.18)	4.13	3.95	(6.25)
7/31/2018	20.60	(0.15)	8.14	7.99	–
7/31/2017	18.25	(0.07)	2.42	2.35	–
Class R5
7/31/2021	30.50	(0.22)	12.71	12.49	(2.95)
7/31/2020	31.47	(0.14)	3.66	3.52	(4.49)
7/31/2019	32.75	(0.14)	5.11	4.97	(6.25)
7/31/2018	23.55	(0.11)	9.31	9.20	–
7/31/2017	20.81	(0.03)	2.77	2.74	–
Class R6
7/31/2021	30.74	(0.16)	12.80	12.64	(2.95)
7/31/2020	31.66	(0.11)	3.68	3.57	(4.49)
7/31/2019	32.88	(0.11)	5.14	5.03	(6.25)
7/31/2018	23.62	(0.08)	9.34	9.26	–
7/31/2017	20.85	(0.01)	2.78	2.77	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

18	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$28.45	41.66	1.27	1.27	(1.10)	$2,873	102
22.48	14.76	1.29	1.29	(1.11)	2,812	122
24.67	21.87	1.29	1.29	(1.06)	4,718	88
27.33	38.24	1.29	1.29	(0.97)	6,530	90
19.77	12.52	1.32	1.32	(0.75)	6,275	134

29.46	41.76	1.18	1.18	(1.01)	112,015	102
23.17	14.93	1.19	1.19	(1.01)	88,636	122
25.24	21.92	1.19	1.19	(0.97)	107,373	88
27.79	38.40	1.19	1.19	(0.88)	111,564	90
20.08	12.62	1.22	1.22	(0.64)	131,974	134

31.34	42.16	0.93	0.93	(0.77)	16,458	102
24.45	15.21	0.93	0.93	(0.76)	8,255	122
26.29	22.23	0.94	0.94	(0.73)	6,222	88
28.59	38.79	0.93	0.93	(0.63)	5,489	90
20.60	12.88	0.95	0.95	(0.38)	3,053	134

40.04	42.50	0.69	0.69	(0.55)	28,200	102
30.50	15.50	0.68	0.68	(0.52)	6,613	122
31.47	22.53	0.69	0.69	(0.48)	3,247	88
32.75	39.11	0.68	0.68	(0.38)	3,313	90
23.55	13.17	0.71	0.71	(0.12)	2,520	134

40.43	42.62	0.59	0.59	(0.43)	954,132	102
30.74	15.61	0.60	0.60	(0.43)	566,885	122
31.66	22.68	0.60	0.60	(0.39)	255,766	88
32.88	39.20	0.59	0.59	(0.28)	188,610	90
23.62	13.29	0.60	0.60	(0.04)	202,128	134

See Notes to Financial Statements.	19

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Developing Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on August 21, 1978. The Fund’s predecessor corporation was organized on July 11, 1973.

The Fund’s investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter. The Fund has eleven active classes of shares: Class A, C, F, F3, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, I, F3, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Class C shares automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended July 31, 2018 through July 31, 2021. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear only their class-specific shareholder servicing expenses. Class A, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when

Notes to Financial Statements (continued)

the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of July 31, 2021 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $100 million	.75%
Over $100 million	.50%

For the fiscal year ended July 31, 2021, the effective management fee was at an annualized rate of .50% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s

Notes to Financial Statements (continued)

average daily net assets. Lord Abbett voluntarily waived $38,719 of fund administration fees during the fiscal year ended July 31, 2021.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A(1)	Class C	Class F(2)	Class P	Class R2	Class R3	Class R4
Service	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–	.75%	.10%	.20%	.35%	.25%	–

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Annual Service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A shares.
(2)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Fund’s prospectus.

Class F3, I, R5 and R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended July 31, 2021:

Distributor	Dealers’
Commissions	Concessions
$458,943	$2,531,532

Distributor received CDSCs of $18,647 and $14,769 for Class A and Class C shares, respectively, for the fiscal year ended July 31, 2021.

Other Related Parties

As of July 31, 2021, the percentage of the Fund’s outstanding shares owned by Lord Abbett Alpha Strategy Fund was 3.04%.

One Director and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended July 31, 2021 and fiscal year ended July 31, 2020 was as follows:

	Year Ended	Year Ended
	7/31/2021	7/31/2020
Distributions paid from:
Ordinary Income	$82,297,941	$–
Net long-term capital gains	238,162,952	$314,628,659
Total distributions paid	$320,460,893	$314,628,659

As of July 31, 2021, the components of accumulated gains on a tax-basis were as follows:

Undistributed long-term capital gains	$467,794,445
Total undistributed earnings	$467,794,445
Temporary differences	(33,641,229)
Unrealized gains – net	1,268,796,246
Total accumulated gains – net	$1,702,949,462

At the Fund’s election, certain losses incurred within the taxable year (“Qualified Late-Year Losses”) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer late-year ordinary losses of $2,315,657 and post-October capital losses of $30,854,414 during fiscal year 2021.

As of July 31, 2021, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$3,737,706,987
Gross unrealized gain	1,412,259,891
Gross unrealized loss	(143,463,645)
Net unrealized security gain	$1,268,796,246

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended July 31, 2021 were as follows:

Purchases	Sales
$5,493,478,899	$4,280,016,197

There were no purchases or sales of U.S. Government securities for the fiscal year ended July 31, 2021.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended July 31, 2021 the Fund engaged in cross-trades purchases of $25,987,280 and sales of $37,217,732, which resulted in net realized gains of $25,453,648.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an

Notes to Financial Statements (continued)

enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$61,763,344	$–	$61,763,344
Total	$61,763,344	$–	$61,763,344

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$61,763,344	$–	$–	$(61,763,344)	$–
Total	$61,763,344	$–	$–	$(61,763,344)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of July 31, 2021.

7.	DIRECTORS’ REMUNERATION

The Fund’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended July 31, 2021, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750

Notes to Financial Statements (continued)

million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors. Effective August 5, 2021, the Participating Funds entered into a Syndicated Facility with various lenders for $1.275 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended July 31, 2021, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the year ended July 31, 2021, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended July 31, 2021, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year. The Fund had the following transactions with affiliated issuers during the year ended July 31, 2021:

					Net
				Net	Change in		Shares
Affiliated Issuer	Value at 7/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Appreciation (Depreciation)	Value at 7/31/2021	as of 7/31/2021	Dividend Income
Cricut, Inc.(a)	$–	$31,982,896	$(39,492,969)	$7,510,073	$–	$–	–	$–
PubMatic, Inc.(a)	–	32,995,689	(25,993,065)	(7,002,624)	–	–	–	–
Sprinklr Inc.(a)	–	14,313,378	(203,818)	24,104	2,950,402	17,084,066	883,354	–
Total	$–	$79,291,963	$(65,689,852)	$531,553	$2,950,402	$17,084,066	$883,354	$–

(a)	Not affiliated at the beginning or end of the period.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

Notes to Financial Statements (continued)

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of July 31, 2021, the market value of securities loaned and collateral received for the Fund was as follows:

Market Value
of Securities	Collateral
Loaned	Received(1)
$59,006,967	$68,401,274

(1)	Statement of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor over time depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks tend to be more volatile than other stocks. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a favorable market. The Fund invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid than other types of stocks, especially over the short term. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. Because the Fund may invest a portion of its assets in foreign securities and American Depositary Receipts, it may experience increased

Notes to Financial Statements (continued)

market, industry and sector, liquidity, currency, political, information and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors, and others, can affect the Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

		Year Ended		Year Ended
		July 31, 2021		July 31, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	15,743,443	$487,278,076	5,836,533	$120,030,824
Converted from Class C*	30,986	950,322	548,316	12,316,006
Reinvestment of distributions	3,426,222	93,296,016	5,647,701	106,007,351
Shares reacquired	(9,098,620)	(274,470,556)	(7,699,122)	(159,116,642)
Increase	10,102,031	$307,053,858	4,333,428	$79,237,539
Class C Shares
Shares sold	2,671,583	$43,979,494	963,842	$11,402,912
Reinvestment of distributions	335,827	4,751,952	351,016	3,762,889
Shares reacquired	(593,152)	(9,464,279)	(409,254)	(5,202,343)
Converted to Class A*	(58,480)	(950,322)	(932,112)	(12,316,006)
Increase (decrease)	2,355,778	$38,316,845	(26,508)	$(2,352,548)

Notes to Financial Statements (concluded)

		Year Ended		Year Ended
		July 31, 2021		July 31, 2020
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	27,589,517	$904,352,061	10,716,644	$234,409,115
Reinvestment of distributions	1,827,815	53,280,802	788,289	15,718,473
Shares reacquired	(16,036,267)	(527,892,745)	(2,344,390)	(51,846,089)
Increase	13,381,065	$429,740,118	9,160,543	$198,281,499
Class F3 Shares
Shares sold	13,419,686	$515,453,826	4,209,213	$114,485,523
Reinvestment of distributions	810,261	28,375,327	20,227	476,152
Shares reacquired	(2,671,806)	(106,085,240)	(93,246)	(2,516,803)
Increase	11,558,141	$437,743,913	4,136,194	$112,444,872
Class I Shares
Shares sold	8,904,983	$351,806,141	4,483,104	$114,101,929
Reinvestment of distributions	1,677,000	58,208,655	4,971,625	116,137,155
Shares reacquired	(6,245,920)	(239,268,977)	(17,092,628)	(435,204,712)
Increase (decrease)	4,336,063	$170,745,819	(7,637,899)	$(204,965,628)
Class P Shares
Shares sold	91,743	$2,723,506	53,425	$1,074,366
Reinvestment of distributions	99,437	2,540,612	208,649	3,705,614
Shares reacquired	(203,046)	(5,774,192)	(239,410)	(4,586,091)
Increase (decrease)	(11,866)	$(510,074)	22,664	$193,889
Class R2 Shares
Shares sold	11,653	$325,871	17,182	$322,527
Reinvestment of distributions	14,195	351,472	38,651	668,658
Shares reacquired	(49,922)	(1,328,227)	(122,041)	(2,302,663)
Decrease	(24,074)	$(650,884)	(66,208)	$(1,311,478)
Class R3 Shares
Shares sold	1,223,505	$35,304,770	846,398	$16,745,305
Reinvestment of distributions	414,507	10,619,670	990,925	17,648,372
Shares reacquired	(1,660,187)	(46,957,459)	(2,265,708)	(44,550,210)
Decrease	(22,175)	$(1,033,019)	(428,385)	$(10,156,533)
Class R4 Shares
Shares sold	310,713	$9,391,922	154,317	$3,346,277
Reinvestment of distributions	45,931	1,249,771	59,264	1,111,799
Shares reacquired	(169,189)	(5,206,184)	(112,520)	(2,327,790)
Increase	187,455	$5,435,509	101,061	$2,130,286
Class R5 Shares
Shares sold	678,447	$26,772,425	190,355	$4,735,300
Reinvestment of distributions	26,827	931,152	15,255	356,352
Shares reacquired	(217,870)	(8,488,246)	(91,935)	(2,448,216)
Increase	487,404	$19,215,331	113,675	$2,643,436
Class R6 Shares
Shares sold	9,166,050	$363,096,676	13,203,129	$336,185,781
Reinvestment of distributions	1,503,017	52,635,672	1,448,998	34,109,424
Shares reacquired	(5,508,944)	(211,085,589)	(4,289,731)	(109,357,372)
Increase	5,160,123	$204,646,759	10,362,396	$260,937,833

*	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted. Prior to June 30, 2020 conversion occurred following the tenth anniversary of the month on which the purchase was accepted.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Developing Growth Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lord Abbett Developing Growth Fund, Inc. (the “Fund”), including the schedule of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

September 27, 2021

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 62 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004 – 2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019	Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006 – Present). Previously served as director of Xerox Corporation (2008 – 2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003 – 2017); President of Wells Fargo Funds (2003 – 2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Boards member since 2021	Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly partner, Goldman Sachs.

Other Directorships: Currently serves as director of Assured Guaranty (2021 – Present).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Boards member since 2021	Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine–School of Law (2017 – 2021) and formerly Professor of Law at University of California, Irvine (2014 – 2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: None. Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017	Principal Occupation: Chairman of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990 – 2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Basic Information About Management (continued)

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 62 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005 – 2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005 – 2018).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Vito A. Fronda (1969)	Treasurer	Elected as Treasurer in 2018	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Michael J. Hebert (1976)	Chief Financial Officer	Elected as Chief Financial Officer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014 – 2021) and Calvert Research & Management (CRM) (2016 – 2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012 – 2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program and Policy (“Program”). The Program is designed to assess, manage and periodically review the Fund’s liquidity risk. Liquidity risk is defined under Rule 22e-4 as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board has appointed Lord Abbett as the administrator for the Fund’s Program. At the June 2-3, 2021 meeting, Lord Abbett provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation for the period March 1, 2020 through March 1, 2021. Lord Abbett reported that the Program operated effectively during the period. In particular, Lord Abbett reported that: the Fund did not breach its 15% limit on illiquid investments at any point during the period and all regulatory reporting related to Rule 22e-4 was completed on time and without issue during the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information Of the distributions paid to shareholders during the fiscal year ended July 31, 2021, $82,297,941 represent short-term capital gains and $238,162,952 represent long-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by		LADG-2
LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Developing Growth Fund, Inc.	(09/21)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended July 31, 2021 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended July 31, 2021 and 2020 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2021	2020
Audit Fees {a}	$45,000	$45,000
Audit-Related Fees {b}	- 0 -	0
Total audit and audit-related fees	$45,000	$45,000

Tax Fees {c}	5,031	4,957
All Other Fees	- 0 -	- 0 -

Total Fees	$50,031	$49,957

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Consists of fees for assurance and related services reasonably related to the audit of the Registrant’s financial statements, but which are not included in the amount for “Audit Fees.”

{c} Fees for the fiscal year ended July 31, 2021 and 2020 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended July 31, 2021 and 2020 were:

	Fiscal year ended:
	2021	2020
All Other Fees {a}	$220,000	$259,525

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended July 31, 2021 and 2020 were:

	Fiscal year ended:
	2021	2020
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.
Not applicable.

Item 6:	Investments.
Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley-Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT DEVELOPING GROWTH FUND, INC.

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: September 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: September 27, 2021

By:	/s/Michael J. Hebert
Michael J. Hebert
Chief Financial Officer

Date: September 27, 2021